                                                                    EXHIBIT 23.2



The Board of Directors
Vistana, Inc.:

     We consent to the use of our reports, dated January 24, 1997 included in Vistana, Inc.'s Prospectus dated February 27, 1997 (File No. 333-19045), incorporated herein by reference.

                                         /s/ KPMG PEAT MARWICK LLP



Orlando, Florida
September 17, 1997